Summary Prospectus and Statutory Prospectus Supplement dated May 19, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:
Invesco Global Targeted Returns Fund
This supplement amends the Summary and Statutory Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Effective May 31, 2021, the following changes apply.
1. The following information replaces in its entirety the information in the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
David Millar	Portfolio Manager	2013

Richard Batty	Portfolio Manager	2013

Sebastian Mackay	Portfolio Manager	2020

Gwilym Satchell	Portfolio Manager	2018

Georgina Taylor	Portfolio Manager	2021

Effective on or about September 30, 2021, Mr. Millar will no longer serve as Portfolio Manager of the Fund.
2. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Investment management decisions for the Fund are made by the investment management team at Invesco Asset Management.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
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David Millar, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Asset Management and/or its affiliates since 2013.
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Richard Batty, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Asset Management and/or its affiliates since 2013.
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Sebastian Mackay, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Asset Management and/or its affiliates since 2016. Prior to August 2016, he was employed by Standard Life Investments, where he was an investment director for the Fixed Income team, before joining the Multi-Asset investing team in 2014.
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Gwilym Satchell, Portfolio Manager, who has been responsible for the Fund since 2018 and has been associated with Invesco Asset Management and/or its affiliates since 2013.
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Georgina Taylor, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Asset Management and/or its affiliates since 2013.
Effective on or about September 30, 2021, Mr. Millar will no longer serve as Portfolio Manager of the Fund.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
3. Effective on or about May 31, 2021, Danielle Singer will no longer serve as Portfolio Manager of the Fund. All references to Ms. Singer in the prospectuses are hereby removed. Effective on or about September 30, 2021, all references to Mr. Millar in the prospectuses are hereby removed.
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